January 26, 2024

WESTWOOD FUNDS

A Series of Ultimus Managers Trust

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Salient Select Income Fund	KIFYX	KIFAX	KIFCX

Supplement to the Prospectus and Statement of Additional
Information, each dated April 30, 2023, as supplemented,
December 29, 2023

This supplement updates certain information in the Prospectus and Statement of Additional Information (“SAI”) for the Westwood Salient Select Income Fund (the “Fund”), a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.westwoodfunds.com or call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

Important Notice Regarding Change in Investment Policy

The following changes are made in the Prospectus and SAI for the Fund.

Westwood Salient Select Income Fund

Effective March 31, 2024, the name of the Fund will change to Westwood Real Estate Income Fund and all references to the name of the Fund in the Prospectus and SAI will be replaced with references to the Fund’s new name.

Also, effective as of March 31, 2024, the first paragraph of the Principal Investment Strategies section in the Fund Summary of the Fund’s Prospectus is replaced in its entirety with the following:

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in income-producing securities of companies in the real estate industry. The Fund invests primarily in real estate investment trusts (“REITs”), master limited partnerships and other real estate firms. Investments in these issuers are expected to include a significant portion of assets in preferred stock, as well as convertible preferred stock, debt obligations and other senior securities. The Fund may invest a significant portion of its assets in preferred stock. The Fund may also invest in common stock, rights and warrants to purchase securities, and limited partnership interests to the extent the Advisor deems appropriate. To select investments for the Fund, the Advisor uses a value-oriented philosophy focused on an issuer’s cash flow and future cash generation capability, its asset valuations, and the capabilities of its management. Specific to real estate companies, the Advisor analyzes an issuer’s cash flow potential, current and future occupancy and rental trends, underlying tenant health, and the costs associated with maintaining the physical condition of assets in its portfolio. The evaluation of an issuer’s management team primarily consists of understanding its capital allocation track record regarding property acquisition, development and disposition, and how it chooses to fund these endeavors. For broad financial companies, the Advisor assesses financial characteristics such as likely asset growth, margins, credit risk, balance sheet funding, and revenue growth potential of various fee generating businesses. By using this approach, the Advisor seeks to identify investments with the opportunity to generate attractive risk-adjusted returns over time.

If you have any questions regarding the Fund, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.